UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

Eledon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Suite 250
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 238-8090

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2024, Eledon Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished to comply with Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Change of Accounting for Warrant Derivative Liabilities

On May 20, 2024, the partners and professional staff of KMJ Corbin & Company LLP (“KMJ”), which was engaged as the Company's independent registered public accounting firm joined Crowe LLP (“Crowe”). In connection with this transition, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) dismissed KMJ as the Company's independent registered public accounting firm on July 10, 2024. On July 10, 2024, following the dismissal of KMJ, the Company, through and with the approval of its Audit Committee, appointed Crowe as its independent registered public accounting firm. In the course of preparing the Company’s financial statements as of and for the three and six months ended June 30, 2024, the Company, in consultation with Crowe, determined that a correction was necessary with respect to the Company’s reporting and recording of the fair value of (i) certain common stock warrants (the “Common Warrants”) issued by the Company in May 2023 pursuant to a Securities Purchase Agreement dated as of April 28, 2023 by and among the Company and certain institutional and accredited investors (the “Securities Purchase Agreement”), and (ii) the potential issuance of pre-funded warrants in lieu of additional shares of common stock, $0.001 par value per share (the “Subsequent Closing Warrants”), issuable by the Company in a second closing and a third closing of the Securities Purchase Agreement contingent upon the satisfaction or waiver of certain specified conditions set forth therein.

The Company has historically reported the Common Warrants and Subsequent Closing Warrants as equity instruments, because (i) of the respective holders’ ability to settle the Common Warrants and Subsequent Closing Warrants by issuance of a fixed number of shares of common stock or Pre-funded Warrants and (ii) the Common Warrants and Subsequent Closing Warrants contain a fixed exercise price and contain no cash settlement obligation. However, in July 2024, management of the Company, in consultation with Crowe, concluded that the Common Warrants and the Subsequent Closing Warrants do not meet the conditions to be classified as equity instruments under Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” and must instead be recorded as liabilities on the Company’s balance sheet at their fair value and remeasured at fair value for each subsequent reporting period.

The Company’s management has discussed these non-cash corrections with the Audit Committee. On August 13, 2024, management and the Audit Committee together concluded that the Company’s previously issued (i) audited financial statements as of and for (i) the fiscal year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2024, as amended on April 26, 2024 and (ii) the Company’s previously issued unaudited condensed financial statements as of and for (a) the three months ended March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024, (b) the three and nine months ended September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2023 and (c) the three and six months ended June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2023 (together, the “Impacted Reports”) were each materially misstated.

The Company is currently not in a position to provide a reasonable estimate of the anticipated changes in its results of operations for the periods impacted, for any Impacted Reports. However, the errors are not expected to result in any impact on its cash and short-term investment position, cash runway, or operations.

These identified non-cash errors will result in a restatement of the Additional paid-in capital and Total liabilities and Other income (expense) line items in the Company's financial statement captions. The majority of the financial restatement impact is expected to be reversed in the second half of 2024, as the second and third closings pursuant to the Securities Purchase Agreement are expected to be settled.

As a result, management and the Audit Committee determined on August 13, 2024 that the Impacted Reports require restatement and should no longer be relied upon. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s financial statements as and for the year ended December 31, 2023 or as of and for the three months ended March 31, 2024 should no longer be relied on.

In connection with the restatement described above, the Company identified a material weakness in its internal control over financial reporting related to its accounting for equity instruments. Due to the material weakness, the Company has concluded, and will disclose within the Impacted Reports, that its internal control over financial reporting was not effective as of December 31, 2023 and that its disclosure controls and procedures were not effective as of June 30, 2023, September 31, 2023, December 31, 2023 and March 31, 2024.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, Crowe, and its predecessor registered public accounting firm, KMJ, and intends to file amendments to each of the Impacted Reports reflecting the reclassification of the Common Warrants and Subsequent Closing Warrants and the restatement of the Company’s financial statements included in the previously issued Impacted Reports as described above. The restatement of the financial statements discussed above does not impact the Company’s financial results for the three months ended June 30, 2024 as reported in the Company’s earnings release furnished with the SEC in Item 2.02 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued on August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eledon Pharmaceuticals, Inc.

Date:	August 14, 2024	By:	/s/ David-Alexandre C. Gros, M.D.
Name: David Alexandre C. Gros, M.D. Title: Chief Executive Officer